Exhibit 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of                     , 201     by and among, Cempra Pharmaceuticals, Inc., a Delaware corporation, CEM-102 Pharmaceuticals, Inc. a Delaware corporation, and Cempra, Inc., a Delaware corporation (each an “Indemnitor” and collectively, the “Indemnitors”) and             , a resident of the State of                      (“Indemnitee”).

RECITALS

WHEREAS, each Indemnitor desires to attract and retain highly qualified individuals, such as Indemnitee, to serve such Indemnitor; and

WHEREAS, highly competent persons have become more reluctant to serve companies as officers, directors, managers, representatives or in other capacities (each a “Representative” and collectively, the “Representatives”) unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

WHEREAS, Indemnitors and Indemnitee recognize the significant risk of claims and actions against a Representative that may arise from such Representative’s services to and activities on behalf of Indemnitors; and

WHEREAS, Indemnitors and Indemnitee recognize that Representatives of companies are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the company or business enterprise itself; and

WHEREAS, Indemnitors and Indemnitee further recognize that although each Indemnitor maintains liability insurance for certain of its Representatives, such insurance often provides for coverage of limited scope, and that competent and experienced persons are often unable or unwilling to serve as Representatives unless they are protected by comprehensive liability insurance or indemnification; and

WHEREAS, Indemnitors and Indemnitee recognize that Indemnitee may be entitled to indemnification pursuant to the General Corporation Law of the State of Delaware (“DGCL”), which expressly provides that the indemnification provisions set forth therein are not exclusive, and thereby contemplates that contracts may be entered into between companies and their Representatives with respect to indemnification; and

WHEREAS, Indemnitors further recognize that uncertainties relating to liability insurance and to indemnification have increased the difficulty of attracting and retaining highly qualified persons, such as the Indemnitee, as such persons have become more reluctant to serve companies as Representatives unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the company; and

WHEREAS, each Indemnitor further recognizes that the increased difficulty in attracting and retaining highly qualified persons, such as the Indemnitee, is detrimental to the best interests of its stockholders and that such Indemnitor should act to assure such persons that there will be increased certainty of such protection in the future; and

WHEREAS, each Indemnitor believes that it is reasonable, prudent and necessary for such Indemnitor to contractually obligate itself to indemnify, and to advance expenses on behalf of, highly qualified persons, such as the Indemnitee, to the fullest extent permitted by applicable law so that they will serve or continue to serve such Indemnitor free from undue concern that they will not be so indemnified; and

WHEREAS, each Indemnitor recognizes this Agreement is a supplement to and in furtherance of such Indemnitor’s certificate of incorporation or bylaws, as applicable (each a “Governing Document” and collectively, the “Governing Documents”) and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of the Indemnitee thereunder; and

WHEREAS, Indemnitee does not regard the protection available under the Governing Documents and insurance as adequate in the present circumstances, and may not be willing to serve as a Representative without adequate protection, and each Indemnitor desires Indemnitee to serve in such capacity; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of each Indemnitor on the condition that he be so indemnified; and

WHEREAS, in view of the considerations set forth above, each Indemnitor desires that the Indemnitee be indemnified by such Indemnitor as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of Indemnitee’s agreement to serve as a Representative after the date hereof, the parties hereto agree as follows.

1. Indemnity of Indemnitee. Each Indemnitor hereby agrees, severally but not jointly, to hold harmless and indemnify Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof, each Indemnitor agrees as follows.

(a) Proceedings Other Than Proceedings by or in the Right of Indemnitor. Indemnitee shall be entitled to the rights of indemnification provided in this Section l(a) if, by reason of his Corporate Status (as hereinafter defined), the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of an Indemnitor. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, or on his behalf, in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of such Indemnitor, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

(b) Proceedings by or in the Right of Indemnitor. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of an Indemnitor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee, or on the Indemnitee’s behalf, in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of such Indemnitor; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to such Indemnitor unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made.

(c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the applicable Indemnitor shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

2. Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, each Indemnitor shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of such Indemnitor), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee. The only limitation that shall exist upon such Indemnitor’s obligations pursuant to this Agreement shall be that such Indemnitor shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful.

3. Contribution.

(a) Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any Proceeding in which an Indemnitor is jointly liable with

Indemnitee (or would be if joined in such Proceeding), such Indemnitor shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring Indemnitee to contribute to such payment, and such Indemnitor hereby waives and relinquishes any right of contribution it may have against Indemnitee. No Indemnitor shall enter into any settlement of any Proceeding in which such Indemnitor is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(b) Without diminishing or impairing the obligations of each Indemnitor set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which such Indemnitor is jointly liable with Indemnitee (or would be if joined in such Proceeding), such Indemnitor shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by such Indemnitor and all Representatives of such Indemnitor, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of such Indemnitor and all Representatives of such Indemnitor other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which applicable law may require to be considered. The relative fault of such Indemnitor and all Representatives of such Indemnitor, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c) Each Indemnitor hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by a Representative of such Indemnitor, other than Indemnitee, who may be jointly liable with Indemnitee.

(d) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the applicable Indemnitor, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by such Indemnitor and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of such Indemnitor (and its Representatives) and Indemnitee in connection with such event(s) and/or transaction(s).

4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness, or is made (or asked) to respond to discovery requests, in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the applicable Indemnitor shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within twenty (20) days after the receipt by such Indemnitor of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free.

6. Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the DGCL and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement.

(a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Secretary of the applicable Indemnitor a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the Indemnitee’s entitlement to indemnification shall be made no later than sixty (60) days after receipt by such Indemnitor of the written request for indemnification together with the Supporting Documentation. The Secretary of the applicable Indemnitor shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors of such Indemnitor (the “Board”) in writing that Indemnitee has requested indemnification. Any failure of Indemnitee to provide such notice to the applicable Indemnitor, or to provide such notice in a timely fashion, shall not, however, relieve such Indemnitor of any liability or obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent such failure or delay materially prejudices such Indemnitor.

(b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case by one of the following four methods, which shall be at the election of the Board of the applicable Indemnitor: (i) by a majority vote of the Disinterested Representatives (as defined in Section 13 below), even though less than a quorum; (ii) by a committee of Disinterested Representatives designated by a majority vote of the Disinterested Representatives, even though less than a quorum; (iii) by

Independent Counsel (as defined in Section 13 below) in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee, if (A) a quorum of the Board consisting of Disinterested Representatives is not obtainable or, even if obtainable, a majority of such Disinterested Representatives so directs; or (B) a Change of Control (as hereinafter defined) shall have occurred and Indemnitee so requests; or (iv) if so directed by the Board, or by the members or stockholders of the applicable Indemnitor.

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board of the applicable Indemnitor, but only an Independent Counsel to which Indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board does not reasonably object. Within ten (10) days after such written notice of selection shall have been given, the non-selecting party shall deliver to the selecting party, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the applicable Indemnitor or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made to the selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The applicable Indemnitor shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and such Indemnitor shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d) For purposes of this Section 6, “Change in Control” means a change in control of an Indemnitor of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of such Indemnitor representing 25% or more of the combined voting power of such Indemnitor’s then outstanding securities without the prior approval of at least a majority of the members of the Board, immediately prior to such acquisition; (ii) such Indemnitor is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by such Indemnitor’s stockholders was approved by a vote of at least a majority of the Board then still in office who were members of the Board at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(e) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of an Indemnitor (including by its officers, managers, Board or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by such Indemnitor (including by its officers, managers, Board or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(f) Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise (as defined in Section 13 below), including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any Representative of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(f) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the applicable Indemnitor. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(g) If the person, persons or entity empowered or selected under Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by an Indemnitor of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 6(g) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and if (A) within fifteen (15) days after receipt such Indemnitor of the request for such determination, the Board or the Disinterested Representatives, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

(h) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board or stockholders of an Indemnitor shall act reasonably and in good faith in making a determination regarding the Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by such Indemnitor (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and such Indemnitor hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(i) Each Indemnitor acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(j) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of an Indemnitor or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

7. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6(b) of this

Agreement within ninety (90) days after receipt by the an Indemnitor of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within five (5) days after receipt by an Indemnitor of a written request therefor or (v) payment of indemnification is not made within five (5) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, Indemnitee shall be entitled to an adjudication of Indemnitee’s entitlement to such indemnification either (A) in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, or (B) in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). No Indemnitor shall oppose Indemnitee’s right to seek any such adjudication.

(b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 7 shall be conducted in all respects as de novo, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 6(b).

(c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the applicable Indemnitor shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) In the event that Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by an Indemnitor, such Indemnitor shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 13 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

(e) Each Indemnitor shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that such Indemnitor is bound by all the provisions of this Agreement. Each Indemnitor shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by such Indemnitor of a written request therefor) advance, to the extent not prohibited by law, such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from such Indemnitor under this Agreement or under any directors’ and officers’ liability insurance policies maintained by such Indemnitor, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

(f) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

8. Non-Exclusivity; Survival of Rights; Insurance; Several Obligations.

(a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Governing Documents, any agreement, a vote of stockholders, a resolution of the Board or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Governing Documents and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) To the extent that an Indemnitor maintains an insurance policy or policies providing liability insurance for directors, managers, officers, employees, or agents or fiduciaries of such Indemnitor or of any other Enterprise that such person serves at the request of such Indemnitor, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, manager, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, an Indemnitor has director and officer liability insurance in effect, such Indemnitor shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The applicable Indemnitor shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c) In the event of any payment under this Agreement, each Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery the Indemnitee may have against an opposing party to the Proceeding giving rise to the payment to the Indemnitee under this Agreement, and the Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable such Indemnitor to bring suit to enforce such rights.

(d) No Indemnitor shall be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(e) Each Indemnitor’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of such Indemnitor as a Representative of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other Enterprise.

(f) The indemnification obligations of each Indemnitor hereunder, shall be limited to matters related to the service of the Indemnitee as a Representative of such Indemnitor. Notwithstanding anything to the contrary contained herein, no Indemnitor shall have any obligation to indemnify the Indemnitee for losses related to a Proceeding arising from the Indemnitee’s service as a Representative of another Indemnitor, except to the extent that such Proceeding also relates to the Indemnitee’s service as a Representative for such Indemnitor. To the extent that the Indemnitee is entitled to indemnification from more than one Indemnitor, no Indemnitor shall be liable for indemnification obligations in excess of such Indemnitor’s proportionate share of Expenses, judgments, penalties, fines and amounts paid as a result of such Proceeding.

9. Exception to Right of Indemnification. Notwithstanding any provision in this Agreement, no Indemnitor shall be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

(b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of such Indemnitor within the meaning of Section 16(b) of the Exchange Act, or similar provisions of state statutory law or common law; or

(c) in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against such Indemnitor or its Representatives, unless (i) the Board of such Indemnitor authorized the Proceeding (or any part of any Proceeding) prior to its initiation, or (ii) such Indemnitor provides the indemnification, in its sole discretion, pursuant to the powers vested in such Indemnitor under applicable law.

10. Duration of Agreement. All agreements and obligations of each Indemnitor contained herein shall continue during and apply to the period Indemnitee is or was a Representative of such Indemnitor (or is or was serving at the request of such Indemnitor as a Representative of such Indemnitor or another Enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of such Indemnitor), assigns, spouses, heirs, executors and personal and legal representatives.

11. Security. To the extent requested by Indemnitee and approved by the Board of an Indemnitor, such Indemnitor may at any time and from time to time provide security to Indemnitee for such Indemnitor’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

12. Enforcement.

(a) Each Indemnitor expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as a Representative of such Indemnitor, and each Indemnitor acknowledges that Indemnitee is relying upon this Agreement in serving as a Representative of such Indemnitor.

(b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

13. Definitions. The following terms have the following definitions for purposes of this Agreement.

(a) “Corporate Status” describes the status of a person who is or was a representative, director, manager, officer, employee, agent or fiduciary of the applicable Indemnitor or of any other Enterprise that such person is or was serving at the express written request of such Indemnitor.

(b) “Disinterested Representative” means a member of the Board of an Indemnitor who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(c) “Enterprise” shall mean an Indemnitor and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of such Indemnitor as a representative, director, manager, officer, employee, agent or fiduciary.

(d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(e) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Indemnitors or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either an Indemnitor or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Each Indemnitor agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(f) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of an Indemnitor or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Representative of such Indemnitor, by reason of any action taken by him or of any inaction on his part while acting as a Representative of such Indemnitor, or by reason of the fact that he is or was serving at the request of such Indemnitor as a Representative of another Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce his rights under this Agreement.

14. Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

15. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16. Notice By Indemnitee. Indemnitee agrees promptly to notify each Indemnitor in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Indemnitors shall not relieve the applicable Indemnitor of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices such Indemnitor.

17. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (1) upon personal delivery to the party to be notified; (2) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (3) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (4) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

(a) to Indemnitee at the address set forth below Indemnitee’s signature hereto; or

(b) to an Indemnitor at:

Cempra, Inc.

Building Four Quadrangle

6340 Quadrangle Drive, Suite 100

Chapel Hill, NC 27517

Attn: Prabhavathi Fernandes, Ph.D.

Telephone: (919) 467-1716

Facsimile: (919) 481-1063

or to such other address as may have been furnished to Indemnitee by an Indemnitor or to an Indemnitor by Indemnitee, as the case may be.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20. Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Each Indemnitor and Indemnitee hereby irrevocably and unconditionally (a) agrees that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (b) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (d) waives and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

INDEMNITORS:	CEMPRA, Inc.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO

CEMPRA PHARMACEUTICALS, INC.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO

CEM-102 PHARMACEUTICALS, INC.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO

INDEMNITEE:

Name:

Address:

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of                 , 201     by and among, Cempra Pharmaceuticals, Inc., a Delaware corporation, CEM-102 Pharmaceuticals, Inc. a Delaware corporation, and Cempra, Inc., a Delaware corporation (each an “Indemnitor” and collectively, the “Indemnitors”) and             , a resident of the State of                     (“Indemnitee”).

RECITALS

WHEREAS, each Indemnitor desires to attract and retain highly qualified individuals, such as Indemnitee, to serve such Indemnitor; and

WHEREAS, highly competent persons have become more reluctant to serve companies as officers, directors, managers, representatives or in other capacities (each a “Representative” and collectively, the “Representatives”) unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

WHEREAS, Indemnitors and Indemnitee recognize the significant risk of claims and actions against a Representative that may arise from such Representative’s services to and activities on behalf of Indemnitors; and

WHEREAS, Indemnitors and Indemnitee recognize that Representatives of companies are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the company or business enterprise itself; and

WHEREAS, Indemnitors and Indemnitee further recognize that although each Indemnitor maintains liability insurance for certain of its Representatives, such insurance often provides for coverage of limited scope, and that competent and experienced persons are often unable or unwilling to serve as Representatives unless they are protected by comprehensive liability insurance or indemnification; and

WHEREAS, Indemnitors and Indemnitee recognize that Indemnitee may be entitled to indemnification pursuant to the General Corporation Law of the State of Delaware (“DGCL”), which expressly provides that the indemnification provisions set forth therein are not exclusive, and thereby contemplates that contracts may be entered into between companies and their Representatives with respect to indemnification; and

WHEREAS, Indemnitors further recognize that uncertainties relating to liability insurance and to indemnification have increased the difficulty of attracting and retaining highly qualified persons, such as the Indemnitee, as such persons have become more reluctant to serve companies as Representatives unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the company; and

WHEREAS, each Indemnitor further recognizes that the increased difficulty in attracting and retaining highly qualified persons, such as the Indemnitee, is detrimental to the best interests of its stockholders and that such Indemnitor should act to assure such persons that there will be increased certainty of such protection in the future; and

WHEREAS, each Indemnitor believes that it is reasonable, prudent and necessary for such Indemnitor to contractually obligate itself to indemnify, and to advance expenses on behalf of, highly qualified persons, such as the Indemnitee, to the fullest extent permitted by applicable law so that they will serve or continue to serve such Indemnitor free from undue concern that they will not be so indemnified; and

WHEREAS, each Indemnitor recognizes this Agreement is a supplement to and in furtherance of such Indemnitor’s certificate of incorporation or bylaws, as applicable (each a “Governing Document” and collectively, the “Governing Documents”) and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of the Indemnitee thereunder; and

WHEREAS, Indemnitee does not regard the protection available under the Governing Documents and insurance as adequate in the present circumstances, and may not be willing to serve as a Representative without adequate protection, and each Indemnitor desires Indemnitee to serve in such capacity; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of each Indemnitor on the condition that he be so indemnified; and

WHEREAS, Indemnitee has certain rights to indemnification and/or insurance provided by              (together with its related persons, “            ”) which Indemnitee and                      intend to be secondary to the primary obligation of Indemnitors to indemnify Indemnitee as provided herein, with each Indemnitor’s acknowledgement and agreement to the foregoing being a material condition to Indemnitee’s willingness to serve as a Representative of such Indemnitor; and

WHEREAS, in view of the considerations set forth above, each Indemnitor desires that the Indemnitee be indemnified by such Indemnitor as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of Indemnitee’s agreement to serve as a Representative after the date hereof, the parties hereto agree as follows.

1. Indemnity of Indemnitee. Each Indemnitor hereby agrees, severally but not jointly, to hold harmless and indemnify Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof, each Indemnitor agrees as follows.

(a) Proceedings Other Than Proceedings by or in the Right of Indemnitor. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(a) if, by reason of his Corporate Status (as hereinafter defined), the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of an Indemnitor. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, or on his behalf, in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of such Indemnitor, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

(b) Proceedings by or in the Right of Indemnitor. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of an Indemnitor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee, or on the Indemnitee’s behalf, in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of such Indemnitor; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to such Indemnitor unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made.

(c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the applicable Indemnitor shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

2. Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, each Indemnitor shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of such Indemnitor), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee. The only limitation that shall exist upon such Indemnitor’s obligations pursuant to this Agreement shall be that such Indemnitor shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful.

3. Contribution.

(a) Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any Proceeding in which an Indemnitor is jointly liable with Indemnitee (or would be if joined in such Proceeding), such Indemnitor shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring Indemnitee to contribute to such payment, and such Indemnitor hereby waives and relinquishes any right of contribution it may have against Indemnitee. No Indemnitor shall enter into any settlement of any Proceeding in which such Indemnitor is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(b) Without diminishing or impairing the obligations of each Indemnitor set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which such Indemnitor is jointly liable with Indemnitee (or would be if joined in such Proceeding), such Indemnitor shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by such Indemnitor and all Representatives of such Indemnitor, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of such Indemnitor and all Representatives of such Indemnitor other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which applicable law may require to be considered. The relative fault of such Indemnitor and all Representatives of such Indemnitor, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c) Each Indemnitor hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by a Representative of such Indemnitor, other than Indemnitee, who may be jointly liable with Indemnitee.

(d) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the applicable Indemnitor, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by such Indemnitor and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of such Indemnitor (and its Representatives) and Indemnitee in connection with such event(s) and/or transaction(s).

4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness, or is made (or asked) to respond to discovery requests, in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the applicable Indemnitor shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within twenty (20) days after the receipt by such Indemnitor of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free.

6. Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the DGCL and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement.

(a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Secretary of the applicable Indemnitor a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the Indemnitee’s entitlement to indemnification shall be made no later than sixty (60) days after receipt by such Indemnitor of the written request for indemnification together with the Supporting Documentation. The Secretary of the applicable Indemnitor shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors of such Indemnitor (the “Board”) in writing that Indemnitee has requested indemnification. Any failure of Indemnitee to provide such notice to the applicable Indemnitor, or to provide such notice in a timely fashion, shall not, however, relieve such Indemnitor of any liability or obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent such failure or delay materially prejudices such Indemnitor.

(b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case by one of the following four methods, which shall be at the election of the Board of the applicable Indemnitor: (i) by a majority vote of the Disinterested Representatives (as defined in Section 13 below), even though less than a quorum; (ii) by a committee of Disinterested Representatives designated by a majority vote of the Disinterested Representatives, even though less than a quorum; (iii) by Independent Counsel (as defined in Section 13 below) in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee, if (A) a quorum of the Board consisting of Disinterested Representatives is not obtainable or, even if obtainable, a majority of such Disinterested Representatives so directs; or (B) a Change of Control (as hereinafter defined) shall have occurred and Indemnitee so requests; or (iv) if so directed by the Board, or by the members or stockholders of the applicable Indemnitor.

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board of the applicable Indemnitor, but only an Independent Counsel to which Indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board does not reasonably object. Within ten (10) days after such written notice of selection shall have been given, the non-selecting party shall deliver to the selecting party, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the applicable Indemnitor or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made to the selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The applicable Indemnitor shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and such Indemnitor shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d) For purposes of this Section 6, “Change in Control” means a change in control of an Indemnitor of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of such Indemnitor representing 25% or more of the combined voting power of such Indemnitor’s then outstanding securities without the prior approval of at least a majority of the members of the Board, immediately prior to such acquisition; (ii) such Indemnitor is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by such Indemnitor’s stockholders was approved by a vote of at least a majority of the Board then still in office who were members of the Board at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(e) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of an Indemnitor (including by its officers, managers, Board or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by such Indemnitor (including by its officers, managers, Board or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(f) Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise (as defined in Section 13 below), including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any Representative of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(f) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the applicable Indemnitor. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(g) If the person, persons or entity empowered or selected under Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by an Indemnitor of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 6(g) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and if (A) within fifteen (15) days after receipt such Indemnitor of the request for such determination, the Board or the Disinterested Representatives, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

(h) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board or stockholders of an Indemnitor shall act reasonably and in good faith in making a determination regarding the Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by such Indemnitor (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and such Indemnitor hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(i) Each Indemnitor acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(j) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of an Indemnitor or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

7. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6(b) of this Agreement within ninety (90) days after receipt by the an Indemnitor of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within five (5) days after receipt by an Indemnitor of a written request therefor or (v) payment of indemnification is not made within five (5) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, Indemnitee shall be entitled to an adjudication of Indemnitee’s entitlement to such indemnification either (A) in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, or (B) in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). No Indemnitor shall oppose Indemnitee’s right to seek any such adjudication.

(b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 7 shall be conducted in all respects as de novo, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 6(b).

(c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the applicable Indemnitor shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) In the event that Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by an Indemnitor, such Indemnitor shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 13 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

(e) Each Indemnitor shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that such Indemnitor is bound by all the provisions of this Agreement. Each Indemnitor shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10)

days after receipt by such Indemnitor of a written request therefor) advance, to the extent not prohibited by law, such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from such Indemnitor under this Agreement or under any directors’ and officers’ liability insurance policies maintained by such Indemnitor, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

(f) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

8. Non-Exclusivity; Survival of Rights; Insurance; Primacy of Indemnification; Subrogation; Several Obligations.

(a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Governing Documents, any agreement, a vote of stockholders, a resolution of the Board or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Governing Documents and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) To the extent that an Indemnitor maintains an insurance policy or policies providing liability insurance for directors, managers, officers, employees, or agents or fiduciaries of such Indemnitor or of any other Enterprise that such person serves at the request of such Indemnitor, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, manager, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, an Indemnitor has director and officer liability insurance in effect, such Indemnitor shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The applicable Indemnitor shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c) Each Indemnitor hereby acknowledges that Indemnitee has certain rights to indemnification, advancement of expenses and/or insurance provided by              and certain of its affiliates (collectively, the “Fund”). Each Indemnitor hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the Governing Documents of such Indemnitor (or any agreement between such Indemnitor and Indemnitee), without regard to any rights Indemnitee may have against the Fund, and, (iii) that it irrevocably waives, relinquishes and releases the Fund from any and all claims against the Fund for contribution, subrogation or any other recovery of any kind in respect thereof. Each Indemnitor further agrees that no advancement or payment by the Fund on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from such Indemnitor shall affect the foregoing and the Fund shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against such Indemnitor. Each Indemnitor and Indemnitee agree that the Fund is an express third party beneficiary of the terms hereof.

(d) Except as set forth in paragraph (c) above, in the event of any payment under this Agreement, each Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery the Indemnitee may have against an opposing party to the Proceeding giving rise to the payment to the Indemnitee under this Agreement, and the Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable such Indemnitor to bring suit to enforce such rights.

(e) Except as set forth in paragraph (c) above, no Indemnitor shall be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(f) Except as set forth in paragraph (c) above, each Indemnitor’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of such Indemnitor as a Representative of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other Enterprise.

(g) The indemnification obligations of each Indemnitor hereunder, shall be limited to matters related to the service of the Indemnitee as a Representative of such Indemnitor. Notwithstanding anything to the contrary contained herein, no Indemnitor shall have any obligation to indemnify the Indemnitee for losses related to a Proceeding arising from the Indemnitee’s service as a Representative of another Indemnitor, except to the extent that such Proceeding also relates to the Indemnitee’s service as a Representative for such Indemnitor. To the extent that the Indemnitee is entitled to indemnification from more than one Indemnitor, no Indemnitor shall be liable for indemnification obligations in excess of such Indemnitor’s proportionate share of Expenses, judgments, penalties, fines and amounts paid as a result of such Proceeding.

9. Exception to Right of Indemnification. Notwithstanding any provision in this Agreement, no Indemnitor shall be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except (i) with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision, or (ii) as set forth in paragraph 8(c) above;

(b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of such Indemnitor within the meaning of Section 16(b) of the Exchange Act, or similar provisions of state statutory law or common law; or

(c) in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against such Indemnitor or its Representatives, unless (i) the Board of such Indemnitor authorized the Proceeding (or any part of any Proceeding) prior to its initiation, or (ii) such Indemnitor provides the indemnification, in its sole discretion, pursuant to the powers vested in such Indemnitor under applicable law.

10. Duration of Agreement. All agreements and obligations of each Indemnitor contained herein shall continue during and apply to the period Indemnitee is or was a Representative of such Indemnitor (or is or was serving at the request of such Indemnitor as a Representative of such Indemnitor or another Enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of such Indemnitor), assigns, spouses, heirs, executors and personal and legal representatives.

11. Security. To the extent requested by Indemnitee and approved by the Board of an Indemnitor, such Indemnitor may at any time and from time to time provide security to Indemnitee for such Indemnitor’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

12. Enforcement.

(a) Each Indemnitor expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as a Representative of such Indemnitor, and each Indemnitor acknowledges that Indemnitee is relying upon this Agreement in serving as a Representative of such Indemnitor.

(b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

13. Definitions. The following terms have the following definitions for purposes of this Agreement.

(a) “Corporate Status” describes the status of a person who is or was a representative, director, manager, officer, employee, agent or fiduciary of the applicable Indemnitor or of any other Enterprise that such person is or was serving at the express written request of such Indemnitor.

(b) “Disinterested Representative” means a member of the Board of an Indemnitor who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(c) “Enterprise” shall mean an Indemnitor and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of such Indemnitor as a representative, director, manager, officer, employee, agent or fiduciary.

(d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(e) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Indemnitors or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either an Indemnitor or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Each Indemnitor agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(f) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of an Indemnitor or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Representative of such Indemnitor, by reason of any action taken by him or of any inaction on his part while acting as a Representative of such Indemnitor, or by reason of the fact that he is or was serving at the request of such Indemnitor as a Representative of another Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce his rights under this Agreement.

14. Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

15. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16. Notice By Indemnitee. Indemnitee agrees promptly to notify each Indemnitor in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Indemnitors shall not relieve the applicable Indemnitor of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices such Indemnitor.

17. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (1) upon personal delivery to the party to be notified; (2) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (3) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (4) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

(a) to Indemnitee at the address set forth below Indemnitee’s signature hereto; or

(b) to an Indemnitor at:

Cempra, Inc.

Building Four Quadrangle

6340 Quadrangle Drive, Suite 100

Chapel Hill, NC 27517

Attn: Prabhavathi Fernandes, Ph.D.

Telephone: (919) 467-1716

Facsimile: (919) 481-1063

or to such other address as may have been furnished to Indemnitee by an Indemnitor or to an Indemnitor by Indemnitee, as the case may be.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20. Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Each Indemnitor and Indemnitee hereby irrevocably and unconditionally (a) agrees that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (b) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (d) waives and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

INDEMNITORS:	CEMPRA, Inc.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO

CEMPRA PHARMACEUTICALS, INC.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO

CEM-102 PHARMACEUTICALS, INC.

By:
Prabhavathi Fernandes, Ph.D.
President and CEO
INDEMNITEE:

Name:

Address: